Exhibit 10.11.2

SIXTH AMENDMENT OF LEASE

This SIXTH AMENDMENT OF LEASE made this 15th day of  December, 2009 by and between E. I. DU PONT DE NEMOURS AND COMPANY (hereinafter “LANDLORD”) and INCYTE CORPORATION (hereinafter “TENANT”).

W I T N E S S E T H:

WHEREAS, LANDLORD and TENANT entered into a Sublease dated June 16, 2003 as amended October 28, 2003 by the First Amendment of Sublease, the Second Amendment of Sublease dated March 2, 2005, the Third Amendment of Lease dated December 15, 2006, the extension letter to the Lease dated September 25, 2007, the Fourth Amendment of Lease dated December 1, 2007, and the Fifth Amendment of Lease dated December 5, 2008 (the Sublease and Lease as amended are hereby referred to as the “LEASE”);

WHEREAS, the parties desire to further amend the LEASE to extend the Term and to identify a fixed Base Rent escalation rate;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

(1)           The term of the LEASE will be extended for an additional three (3) year period commencing at midnight on July 1, 2010 and expiring at midnight on June 30, 2013 (the “Term”). TENANT shall have the right to extend the Term of the LEASE for an additional three (3) years by giving LANDLORD ninety (90) days prior written notice from the expiration date of the LEASE of TENANT’s exercise of its right to extend the Term.

(2)           Section 4 (a) (ii) “Base Rent” is modified to delete all reference to the Consumer Price Index (“CPI”) as the Base Rent escalation rate. The Base Rent of the LEASED PREMISES, as currently delineated in Fifth Amendment of Lease, shall escalate at an annual rate of 2.5% per Lease year commencing July 1, 2010 and on the anniversary of each Lease year thereafter, including any extended Term.

(3)           All other terms and conditions of the LEASE, as amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this SIXTH AMENDMENT OF LEASE on the day and year above written.

WITNESS:	E.I. DU PONT DE NEMOURS AND COMPANY

/s/ Lois J. Smith	By:	/s/ Mark C. Miller

	Title:	Corporate Real Estate Manager

WITNESS:	INCYTE CORPORATION

/s/ Melissa Gillard	By:	/s/ Paula J. Swain

	Title:	Executive Vice President, Human Resources